UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 21, 2026

BUSINESS FIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-38447	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                  ☐

5.07	Submission of Matters to a Vote of Security Holders

On May 21, 2026, Business First Bancshares, Inc. (“Business First”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of Business First: (i) elected sixteen (16) directors; (ii) approved on a non-binding, advisory basis the compensation paid to Business First’s named executive officers; and (iii) ratified the appointment of Forvis Mazars, LLP as Business First’s independent registered public accounting firm for the year ending December 31, 2026. The proposals presented at the Annual Meeting are described in more detail in Business First’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2026.

Holders of 23,741,697 shares of Business First common stock, or approximately 72.62% of Business First’s issued and outstanding shares of common stock that were entitled to vote, were present in person, virtually, or represented by proxy at the Annual Meeting.

Below are the final voting results on the proposals presented to Business First’s shareholders at the Annual Meeting.

Proposal 1:         Election of Directors

The shareholders elected the individuals nominated by the Board of Directors of Business First to serve as directors until the 2027 annual meeting of shareholders or until their successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Vote
George W. Cummings III	12,073,961	6,167,145	39,210	5,461,381
Ricky D. Day	17,978,734	300,814	768	5,461,381
John P. Ducrest	18,009,045	269,601	1,670	5,461,381
Mark P. Folse	11,841,843	6,399,363	39,110	5,461,381
William G. Hall	18,035,139	243,026	2,151	5,461,381
J. Vernon Johnson	18,024,598	254,068	1,650	5,461,381
Rolfe H. McCollister, Jr.	17,463,579	815,368	1,369	5,461,381
David R. Melville, III	17,934,816	344,151	1,349	5,461,381
Patrick E. Mockler	17,928,153	350,814	1,349	5,461,381
David A. Montgomery, Jr.	17,736,466	542,200	1,650	5,461,381
Arthur J. Price	18,000,864	277,802	1,650	5,461,381
Aimee Quirk	18,032,667	246,688	961	5,461,381
Alejandro Sanchez	17,975,270	299,877	5,169	5,461,381
Zeenat Sidi	18,024,890	254,164	1,262	5,461,381
Keith A. Tillage	17,950,257	324,502	5,557	5,461,381
Steven G. White	17,360,104	918,462	1,750	5,461,381

Proposal 2:         Non-Binding, Advisory Vote Regarding the Compensation of Business First’s Named Executive Officers

The shareholders approved, on a non-binding, advisory basis, the compensation of Business First’s named executive officers. The table below sets forth the voting results for Proposal 2:

For	Against	Abstain	Broker Non-Vote
17,895,672	230,620	154,024	5,461,381

Proposal 3:         Ratification of Forvis Mazars, LLP as Business First’s Independent Registered Public Accounting Firm

The shareholders ratified the Audit Committee’s appointment of Forvis Mazars, LLP as Business First’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The table below sets forth the voting results for Proposal 3:

For	Against	Abstain
23,609,260	123,613	8,824

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 27, 2026

BUSINESS FIRST BANCSHARES, INC.

By:	/s/ David R. Melville III
David R. Melville III
President and Chief Executive Officer